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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 18, 2006


              American Express Receivables Financing Corporation II
                      (as Originator and Depositor of the
                 American Express Credit Account Master Trust)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     000-21424-04               13-3854638
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

 200 Vesey Street, New York, New York                           10285
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:        (212) 640-2357


           American Express Receivables Financing Corporation III LLC
                  (as Originator and Depositor of the
                 American Express Credit Account Master Trust)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-113579-02              20-0942395
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

4315 South 2700 West, Salt Lake City, Utah                      84184
-------------------------------------------                   ----------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:        (801) 945-2030


           American Express Receivables Financing Corporation IV LLC
                   (as Originator and Depositor of the
                 American Express Credit Account Master Trust)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-113579-01              20-0942445
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

4315 South 2700 West, Salt Lake City, Utah                      84184
-------------------------------------------                   ----------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:        (801) 945-2068


                                on behalf of the
                  American Express Credit Account Master Trust
(Issuing Entity in respect of the Class A and Class B Asset Backed Certificates)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01     Entry Into a Material Definitive Agreement

Since 1999, Regulus West LLC ("Regulus") has performed paper payment remittance processing services pursuant to a Services Agreement with American Express Travel Related Services Company, Inc. ("TRS"). TRS and Regulus have amended the Services Agreement, effective August 18, 2006. TRS and Regulus have entered into the amendment in furtherance of their agreement to migrate a substantial volume of additional work to Regulus. Pursuant to the amendment, the term of the Services Agreement has been extended to October 31, 2009, and the parties have agreed to negotiate a comprehensive amendment to the Services Agreement. A copy of the Amendment is attached hereto as Exhibit 10.1.



Item 9.01     Financial Statements and Exhibits

Exhibit No.         Description
-----------         -----------

Exhibit 10.1 Amendment dated as of August 18, 2006 between American Express Travel Related Services Company, Inc. and Regulus West LLC.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  August 22, 2006


                              American Express Receivables Financing
                                 Corporation II,
                              as Originator and Depositor of the
                              American Express Credit Account Master Trust

                              By: /s/ Maureen Ryan
                                     -------------------------------------
                               Name:  Maureen Ryan
                               Title: President




                              American Express Receivables Financing
                              Corporation III LLC,
                              as Originator and Depositor of the
                              American Express Credit Account Master Trust

                              By:    /s/ Scott C. Godderidge
                                     -------------------------------------
                              Name:  Scott C. Godderidge
                              Title: Vice President




                              American Express Receivables Financing
                               Corporation IV LLC,
                              as Originator and Depositor of the
                              American Express Credit Account Master Trust

                              By:    /s/ Daniel L. Follett
                                     -------------------------------------
                             Name:  Daniel L. Follett
                             Title: President


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                              EXHIBIT INDEX
                              -------------

Designation        Description
-----------        -----------

Exhibit 10.1 Amendment dated as of August 18, 2006 between American Express Travel Related Services Company, Inc. and Regulus West LLC.